Exhibit 99.1

Calamos Asset Management, Inc. 1111 E. Warrenville Road Naperville, Illinois 60563-1463 800.582.6959 www.calamos.com

FOR IMMEDIATE RELEASE		News Release

Contacts:
Maryellen Thielen	Jeff Kelley	Note: CLMS analyst call today at
630-955-4830 or 866-265-0521	630-577-9687	4:30 p.m. EST at www.calamos.com

Calamos Asset Management, Inc. Reports Strong Results
For Fourth Quarter and Full Year 2004

•	Assets under management climbed 59 percent to $38.0 billion at year-end 2004 versus 2003

•	Pro forma diluted earnings per share were 25 cents for the fourth quarter of 2004 and nearly doubled for 2004 versus 2003, to 79 cents per share

•	Net income was $4.0 million for the two months from the initial public offering (IPO) closing date through year-end

•	Mutual fund net purchases were $9.8 billion, a 49 percent increase over 2003

     NAPERVILLE, Ill., Jan. 31, 2005 – Calamos Asset Management, Inc. (Nasdaq: CLMS) reported strong results for the fourth quarter and full year 2004, led by a 59 percent increase in assets under management at the end of 2004 versus 2003.

     The company had $38.0 billion in assets under management at Dec. 31, 2004, a 14 percent increase from $33.2 billion at Sept. 30, 2004. This asset growth contributed to a 71 percent increase in revenues for the fourth quarter of 2004 versus the same period of 2003, to $91.4 million. The largest component of revenues, investment management fees, climbed 76 percent to $62.2 million for the fourth quarter of 2004 as compared with the year-earlier period.

     Operating income improved 71 percent to $40.6 million for the fourth quarter of 2004 versus the same period of 2003, reflecting higher revenues. Operating margin was 44.4 percent for the 2004 quarter. The company reported $4.0 million in net income from Nov. 2 through Dec. 31, 2004, reflecting its performance after the closing of its initial public offering (IPO). Management believes that pro forma results provide a more meaningful basis for period-to-period comparisons of the company’s results. These pro forma results give effect to the company’s 2004 reorganization, including its IPO, as if it had occurred at the beginning of each period presented.1, 2, 3 In addition, pro forma diluted earnings per share reflect the effect of exchanging all membership interests in Calamos Holdings LLC not held by the company for Class A shares of the company. For the fourth quarter of 2004, pro forma diluted earnings per share rose 79 percent to 25 cents, versus 14 cents of pro forma diluted earnings per share for the year-earlier period.

     “As of year-end 2004, 97 percent of our open-end rated fund assets had an overall rating of four or five stars from Morningstar. We believe our solid portfolio performance led to strong net inflows this past quarter,” said John P. Calamos, Sr., chairman and chief executive officer.

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CALAMOS ASSET MANAGEMENT, INC.

“Looking forward into the rest of 2005, we continue to diversify our product offerings. We recently filed to offer a new open-end mutual fund, the Calamos International Growth Fund, and seeded an equity-oriented alternative-investment offering. Our goal is to expand our equity, high-yield and alternative investment strategies, targeted to the needs of our long-term investors.”

Full-Year Highlights

     For the 12 months ended Dec. 31, 2004, Calamos Asset Management reported pro forma revenues of $312.0 million, up 92 percent from $162.1 million for 2003. Investment management fee revenues for 2004 were $210.7 million, an increase of 93 percent from 2003 levels. On a pro forma basis, operating income nearly doubled to $133.3 million for 2004, compared with $66.6 million for 2003. Operating margin was 42.7 percent in 2004. As a public company, Calamos Asset Management reported $4.0 million in net income from Nov. 2 through Dec. 31, 2004. Pro forma diluted earnings per share were 79 cents for 2004, a 98 percent increase from pro forma diluted earnings per share of 40 cents for 2003.

     Other highlights for the fourth quarter and full year 2004:

•	At year-end 2004, the company had $27.0 billion in mutual funds and $11.0 billion in separate accounts, for a total of $38.0 billion in assets under management. The 59 percent year-over-year increase in assets under management was driven by $10.6 billion of net purchases and $3.6 billion of market appreciation.

•	Mutual fund and separate account net purchases were $1.7 billion and $177 million, respectively, during the fourth quarter of 2004. For the full year, mutual fund net purchases totaled $9.8 billion, a 49 percent increase over 2003, with the Calamos Growth Fund and the Calamos Growth and Income Fund accounting for $6.6 billion of the total net purchases.

•	In March, the company introduced the Calamos Strategic Total Return Fund, a closed-end fund offering that contributed $3.3 billion in assets under management during 2004.

•	Separate account net purchases were $800 million in 2004, a 69 percent increase over 2003.

•	Average assets under management were $35.4 billion for the fourth quarter of 2004, versus $22.2 billion for the fourth quarter of 2003. For the full year, average assets under management were $30.7 billion, compared with $17.8 billion for 2003.

•	The company completed a $150 million private placement debt offering in the first quarter and its initial public offering on Nov. 2.

     Management will review fourth quarter 2004 financial and operating results at 4:30 p.m. EST on Monday, Jan. 31. To access the live call and view management’s presentation, click on the Investor Relations tab at www.calamos.com. Alternatively, participants may listen to the live call by dialing 800-659-2037 (617-614-2713 outside the U.S.) and entering passcode 57352512. Management’s presentation and a replay of the call will be available until Feb. 7, 2005 by clicking on the Investor Relations tab at www.calamos.com. Until Feb. 7, 2005, an audio replay will be available by dialing 888-286-8010 (617-801-6888 outside the U.S.) and entering passcode 30566535.

About Calamos Asset Management, Inc.

     Calamos Asset Management, Inc. (Nasdaq: CLMS) operates companies that provide investment advisory services to institutions and individuals seeking superior risk-adjusted

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CALAMOS ASSET MANAGEMENT, INC.

returns over the long term. With roots dating back to 1977, the company applies its proprietary investment process across an expanding range of investment strategies within the equity, global, convertible, high yield and alternative investment classes. Calamos Asset Management’s stock began trading on Oct. 28, 2004. For more information, visit www.calamos.com.

Forward-Looking Information

     From time to time, information or statements provided by us, including those within this news release, may contain certain forward-looking statements relating to future events, future financial performance, strategies, expectations and competitive environment, and regulations. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. Such risks and uncertainties include, but are not limited to: loss of revenues due to contract terminations and redemptions, unavailability of third-party retail distribution channels, our ownership structure, fluctuations in the financial markets and the competitive conditions in the mutual fund, asset management and broader financial services sectors. For a discussion concerning these and other risks, uncertainties and other important factors that could affect future results, see “Forward-Looking Information” in Part I, Item 2 of the company’s Quarterly Report on Form 10-Q for the period ended September 30, 2004. The company expects to file its 2004 Annual Report on Form 10-K with the U.S. Securities and Exchange Commission by March 31, 2005. This report will include more complete information on the company’s annual financial results.

Mutual Fund Ratings

     This news release includes references to ratings by Morningstar, Inc. which were derived from information published by Morningstar. Overall Morningstar ratings of mutual funds reflect historical risk-adjusted performance as of a particular date and are subject to change every month. Overall Morningstar ratings of mutual funds are calculated from a fund’s three-, five- and 10-year average annual returns, as available, in excess of 90-day T-bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-bill returns. The top 10 percent of the funds in an investment category receive five stars, the next 22.5 percent receive four stars, the next 35 percent receive three stars, the next 22.5 percent receive two stars and the last 10 percent receive one star. Each share class of a fund is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.

     Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Calamos International Growth Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Calamos International Growth Fund. For a prospectus, please contact your securities representative or Calamos Financial Services LLC, the Fund’s distributor, 1111 E. Warrenville Road, Naperville, Illinois 60563, (800) 582-6959. Please read the prospectus carefully before you invest or send money.

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Calamos Asset Management, Inc.
Unaudited Condensed Consolidated Statements of Income
(in thousands, except per share data)

	Oct. 1 to		Combined Three
	Nov. 1, 2004	Nov. 2 to	Months Ended
	(Predecessor)	Dec. 31, 2004	Dec. 31, 2004

Revenues:
Investment management fees	$20,398	$41,787	$62,185
Distribution and underwriting fees	9,007	19,350	28,357
Other	226	633	859

Total revenues	29,631	61,770	91,401
Expenses:
Employee compensation and benefits	7,922	12,538	20,460
Distribution expense	4,847	11,040	15,887
Amortization of deferred sales commissions	2,638	5,109	7,747
Marketing and sales promotion	964	2,228	3,192
General and administrative	882	2,622	3,504

Total expenses	17,253	33,537	50,790

Operating income	12,378	28,233	40,611
Total other income (expense), net(7)	(450)	1,017	567

Income before minority interest and income taxes	11,928	29,250	41,178
Minority interest	—	(22,609)	(22,609)

Income before income taxes	11,928	6,641	18,569
Income taxes	2	2,649	2,651

Net income	$11,926	$3,992	$15,918

Earnings per share, basic	$0.12	$0.18

Weighted average shares outstanding, basic	96,800,000	22,700,100

Calculation of earnings per share, diluted, assuming exchange of membership units(5):
Income before minority interest and income taxes		$29,250
Income taxes		11,668

		$17,582

Earnings per share, diluted	$0.12	$0.17

Weighted average shares outstanding, diluted	96,800,000	100,491,409

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

	Combined		Pro Forma
	Three Months		Combined Three
	Ended	Pro Forma	Months Ended
	Dec. 31, 2004	Adjustments	Dec. 31, 2004

Revenues:
Investment management fees	$62,185	$—	$62,185
Distribution and underwriting fees	28,357	—	28,357
Other	859	—	859

Total revenues	91,401	—	91,401
Expenses:
Employee compensation and benefits	20,460	—	20,460
Distribution expense	15,887	—	15,887
Amortization of deferred sales commissions	7,747	—	7,747
Marketing and sales promotion	3,192	—	3,192
General and administrative	3,504	—	3,504

Total expenses	50,790	—	50,790

Operating income	40,611	—	40,611
Total other income (expense), net	567	—	567

Income before minority interest and income taxes	41,178	—	41,178
Minority interest(1)	(22,609)	(9,098)	(31,707)

Income before income taxes	18,569	(9,098)	9,471
Income taxes(2)	2,651	1,126	3,777

Net income	$15,918	$(10,224)	$5,694

Pro forma earnings per share, basic			$0.25

Weighted average shares outstanding, basic(4)			23,000,100

Calculation of pro forma earnings per share, diluted, assuming exchange of membership units(5):
Income before minority interest and income taxes			$41,178
Income taxes (5)			16,426

			$24,752

Pro forma earnings per share, diluted			$0.25

Weighted average shares outstanding, diluted			100,320,519

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

	Three Months		Pro Forma Three
	Ended	Pro Forma	Months Ended
	Dec. 31, 2003	Adjustments	Dec. 31, 2003

Revenues:
Investment management fees	$35,391	$—	$35,391
Distribution and underwriting fees	17,983	—	17,983
Other(3)	111	(73)	38

Total revenues	53,485	(73)	53,412
Expenses:
Employee compensation and benefits(3)(6)	9,833	316	10,149
Distribution expense	8,168	—	8,168
Amortization of deferred sales commissions	6,188	—	6,188

Marketing and sales promotion	2,767	—	2,767
General and administrative(3)	2,719	55	2,774

Total expenses	29,675	371	30,046

Operating income	23,810	(444)	23,336
Total other income (expense), net(3)	67	94	161

Income before minority interest and income taxes	23,877	(350)	23,527
Minority interest(1)	—	(18,116)	(18,116)

Income before income taxes	23,877	(18,466)	5,411
Income taxes(2)	382	1,776	2,158

Net income	$23,495	($20,242)	$3,253

Earnings per share, basic	$0.24		$0.14

Weighted average shares outstanding, basic(4)	96,800,000		23,000,100

Calculation of pro forma earnings per share, diluted, assuming exchange of membership units(5):
Income before minority interest and income taxes			$23,527
Income taxes			9,385

			$14,142

Earnings per share, diluted	$0.24		$0.14

Weighted average shares outstanding, diluted	96,800,000		100,000,100

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

	Jan. 1 to		Combined
	Nov. 1, 2004	Nov. 2 to	Year Ended
	(Predecessor)	Dec. 31, 2004	Dec. 31, 2004

Revenues:
Investment management fees	$168,938	$41,787	$210,725
Distribution and underwriting fees	79,578	19,350	98,928
Other	1,861	633	2,494

Total revenues	250,377	61,770	312,147
Expenses:
Employee compensation and benefits	53,170	12,538	65,708
Distribution expense	39,517	11,040	50,557
Amortization of deferred sales commissions	24,315	5,109	29,424
Marketing and sales promotion	16,693	2,228	18,921
General and administrative	11,445	2,622	14,067

Total expenses	145,140	33,537	178,677

Operating income	105,237	28,233	133,470
Total other income (expense), net(7)	(1,487)	1,017	(470)

Income before minority interest and income taxes	103,750	29,250	133,000
Minority interest	—	(22,609)	(22,609)

Income before income taxes	103,750	6,641	110,391
Income taxes	1,567	2,649	4,216

Net income	$102,183	$3,992	$106,175

Earnings per share, basic	$1.06	$0.18

Weighted average shares outstanding, basic	96,800,000	22,700,100

Calculation of earnings per share, diluted, assuming exchange of membership units(5):
Income before minority interest and income taxes		$29,250
Income taxes		11,668

		$17,582

Earnings per share, diluted	$1.06	$0.17

Weighted average shares outstanding, diluted	96,800,000	100,491,409

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

	Combined		Pro Forma
	Year Ended	Pro Forma	Year Ended
	Dec. 31, 2004	Adjustments	Dec. 31, 2004

Revenues:
Investment management fees	$210,725	$—	$210,725
Distribution and underwriting fees	98,928	—	98,928
Other(3)	2,494	(157)	2,337

Total revenues	312,147	(157)	311,990
Expenses:
Employee compensation and benefits(3)	65,708	(123)	65,585
Distribution expense	50,557	—	50,557
Amortization of deferred sales commissions	29,424	—	29,424
Marketing and sales promotion	18,921	—	18,921
General and administrative(3)	14,067	115	14,182

Total expenses	178,677	(8)	178,669

Operating income	133,470	(149)	133,321
Total other income (expense), net(3)	470	(1,808)	(2,278)

Income before minority interest and income taxes	133,000	(1,957)	131,043
Minority interest(1)	(22,609)	(78,293)	(100,902)

Income before income taxes	110,391	(80,250)	30,141
Income taxes(2)	4,216	7,805	12,021

Net income	$106,175	$(88,055)	$18,120

Pro forma earnings per share, basic			$0.79

Weighted average shares outstanding, basic			23,000,100

Calculation of pro forma earnings per share, diluted, assuming exchange of membership units(5):
Income before minority interest and income taxes			$131,043
Income taxes			52,273

			$78,770

Pro forma earnings per share, diluted			$0.79

Weighted average shares outstanding, diluted			100,080,642

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Calamos Asset Management, Inc.
Unaudited Consolidated Condensed Statements of Income
(in thousands, except per share data)

			Pro Forma Year
	Year Ended	Pro Forma	Ended
	Dec. 31, 2003	Adjustments	Dec. 31, 2003

Revenues:
Investment management fees	$109,052	$—	$109,052
Distribution and underwriting fees	53,005	—	53,005
Other(3)	328	(255)	73

Total revenues	162,385	(255)	162,130
Expenses:
Employee compensation and benefits(3)(6)	33,657	1,380	35,037
Distribution expense	22,576	—	22,576
Amortization of deferred sales commissions	19,879	—	19,879
Marketing and sales promotion	8,949	—	8,949
General and administrative(3)	8,906	213	9,119

Total expenses	93,967	1,593	95,560

Operating income	68,418	(1,848)	66,570
Total other income (expense), net(3)	26	310	336

Income before minority interest and income taxes	68,444	(1,538)	66,906
Minority interest(1)	—	(51,518)	(51,518)

Income before income taxes	68,444	(53,056)	15,388
Income taxes(2)	1,117	5,020	6,137

Net income	$67,327	$(58,076)	$9,251

Earnings per share, basic	$0.70		$0.40

Weighted average shares outstanding, basic(4)	96,800,000		23,000,100

Calculation of pro forma earnings per share, diluted, assuming exchange of membership units(5):
Income before minority interest and income taxes			$66,906
Income taxes			26,689

			$40,217

Earnings per share, diluted	$0.70		$0.40

Weighted average shares outstanding diluted(5)	96,800,000		100,000,100

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Calamos Asset Management, Inc.
Assets Under Management
(in millions)

	Year Ended		Period-to-Period
	Dec. 31, 2004	Dec. 31, 2003	$ Change	% Change

Mutual Funds
Beginning assets under management	$14,651	$5,712	$8,939	156%
Net purchases	9,776	6,556	3,220	49%
Market appreciation	2,524	2,383	141	6%

Ending assets under management	26,951	14,651	12,300	84%

Average assets under management	20,850	9,751	11,099	114%

Separate Accounts
Beginning assets under management	9,189	7,180	2,009	28%
Net purchases	804	475	329	69%
Market appreciation	1,031	1,534	(503)	33%

Ending assets under management	11,024	9,189	1,835	20%

Average assets under management	9,857	8,085	1,772	22%

Total Assets Under Management
Beginning assets under management	23,840	12,892	10,948	85%
Net purchases	10,580	7,031	3,549	50%
Market appreciation	3,555	3,917	(362)	9%

Ending assets under management	37,975	23,840	14,135	59%

Average assets under management	$30,707	$17,836	$12,871	72%

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Calamos Asset Management, Inc.
Notes to Unaudited Consolidated Condensed Statements of Income

The unaudited condensed consolidated pro forma statements of income for Calamos Asset Management, Inc. and Calamos Family Partners, Inc. for the years ended Dec. 31, 2004 and 2003 and for the three months ended Dec. 31, 2004 and 2003 give effect to the reorganization described in the company’s Registration Statement on Form S-1 (File No. 333-117847) filed with the U.S. Securities and Exchange Commission. The reorganization includes (1) the Real Estate Distribution, whereby Calamos Family Partners, Inc. (formerly known as Calamos Holdings Inc.), distributed its interest in all of its owned real estate assets to its stockholders, who contributed those assets to a new limited liability company; (2) the Formation Transaction, whereby on Oct. 15, 2004, Calamos Family Partners, Inc. contributed all of its assets and liabilities, including all equity interests in its wholly owned subsidiaries, to Calamos Holdings LLC in exchange for 96,800,000 of the membership units of Calamos Holdings LLC; and (3) the consummation of the company’s IPO and use of the net proceeds to acquire membership units in Calamos Holdings LLC. The pro forma statements give effect to the reorganization as if it had occurred at the beginning of each period presented. The most significant pro forma adjustments relate to the minority interest of Calamos Family Partners, Inc. and to income taxes, as Calamos Family Partners, Inc. historically operated as an S corporation. Management believes that pro forma results provide a more meaningful basis for period-to-period comparisons of the company’s results. For more information, see the company’s Registration Statement on Form S-1.

On Nov. 2, 2004, the company became the sole manager of Calamos Holdings LLC and is now conducting the business previously conducted by Calamos Family Partners, Inc. Accordingly, reported results for the periods from Jan. 1, 2004 through Nov. 1, 2004 and Oct. 1, 2004 through Nov. 1, 2004 reflect the operations for Calamos Family Partners, Inc. and its subsidiaries. Reported results for the period from Nov. 2, 2004 through Dec. 31, 2004 reflect the results of operations for Calamos Asset Management, Inc.

1	Represents an adjustment to increase Calamos Asset Management, Inc.’s minority interest allocation to 77.0 percent. Minority interest was determined by multiplying the combined income before minority interest and taxes by Calamos Family Partners, Inc.’s and John P. Calamos, Sr.’s 77.0 percent aggregate ownership. The minority interest adjustment is presented based on the combined income for the periods presented.

2	Reflects the impact of federal and state income taxes on the income allocated from Calamos Holdings LLC to Calamos Asset Management, Inc. Historically, Calamos Family Partners, Inc. operated as an “S” corporation and was not subject to U.S. federal and certain state income taxes, but was subject to Illinois replacement taxes. The amount of pro forma adjustment was determined by eliminating the Illinois replacement tax and applying the combined projected federal corporate income tax rate and applicable state tax rates to income before income taxes.

3	Represents the adjustment related to the Real Estate Distribution based on actual amounts recorded during the periods presented.

4	Represents 23,000,000 shares of Class A common stock, which represents 23.0 percent of the outstanding shares after the offering. In addition to shares of Class A common stock, there are 100 shares of Class B common stock outstanding.

5	Diluted shares outstanding for each period presented represent our weighted average Class A common stock after giving effect to the offering as of the beginning of each period presented. The diluted shares outstanding are calculated: (a) including the effect of outstanding restricted stock unit and option awards and (b) assuming Calamos Family Partners, Inc. and John P. Calamos, Sr. exchanged all of their membership units in Calamos Holdings LLC for, and converted all outstanding shares of our Class B common stock into, shares of our Class A common stock, in each case on a one-for-one basis. In calculating diluted earnings per share an effective tax rate of 39.89 percent was applied to income before minority interest and income taxes.

6	Gives effect to the recharacterization of compensation in the form of equity distributions to owners in the amount of $0.4 million and $1.6 million for the three months ended and twelve months ended December 31, 2004, respectively.

7	Includes $3.7 million of investment income, less: $1.3 million of interest expense and $1.3 million of minority interest related to the consolidation of the Calamos Equity Opportunities Fund L.P. for the period November 2, 2004 to December 31, 2004.

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